UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2019

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	WLH	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held its 2019 Annual Meeting of stockholders on May 8, 2019 (the “Annual Meeting”). As of the close of business on March 18, 2019, the record date for eligibility to vote at the Annual Meeting, there were 33,961,228 shares of Class A Common Stock, $0.01 par value per share, and 4,817,394 shares of Class B Common Stock, $0.01 par value per share, issued and outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock was entitled to one (1) vote per share, and each share of Class B Common Stock was entitled to five (5) votes per share. Accordingly, as of the record date, the total voting power of all of the shares of the Company’s common stock entitled to vote at the Annual Meeting was 58,048,198 votes. There were present in person or represented by proxy at the Annual Meeting stockholders holding an aggregate of 36,770,254 shares of common stock representing 94.82% of the issued and outstanding shares of common stock of the Company, which shares held 56,039,831 votes, representing 96.54% of the total voting power of common stock of the Company, in each case which were entitled to vote at the Annual Meeting as determined on the record date.

(b) At the Annual Meeting, the stockholders of the Company:

(1) Elected all seven (7) of the Company’s nominees for director, with voting results as follows:

Name	Votes Cast For	Votes Withheld	Broker Non-Votes
Douglas K. Ammerman	53,301,326	562,776	2,175,729
Eric A. Anderson	53,523,996	340,106	2,175,729
Thomas F. Harrison	53,418,472	445,630	2,175,729
Gary H. Hunt	53,154,041	710,061	2,175,729
William H. Lyon	53,385,027	479,075	2,175,729
Lynn Carlson Schell	53,534,427	329,675	2,175,729
Matthew R. Zaist	53,413,650	450,452	2,175,729

Based on the foregoing votes, each of the seven nominees named in the table above was elected and will serve as a director until the 2020 annual meeting of stockholders and until such director’s successor is duly elected and qualified or, if earlier, such director’s death, resignation or removal.

(2) Approved, on an advisory basis, the compensation of the Company’s named executive officers, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
51,437,875	1,866,738	559,489	2,175,729

(3) Ratified the selection of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
55,372,184	115,657	551,990	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2019

WILLIAM LYON HOMES

By:	/s/ Jason R. Liljestrom
Name:	Jason R. Liljestrom
Its:	Senior Vice President, General Counsel and Corporate Secretary